UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-0838

Morgan Stanley Asia Pacific Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	June 30, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Asia-Pacific Fund, Inc. (APF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2010

Morgan Stanley Asia-Pacific Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2010, the Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) had total returns of -6.81%, based on net asset value, and -7.30% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index (the “Index”), which returned -5.27% and the “Blended Index”, a custom blend of 50% of the MSCI Japan Index and 50% of the MSCI All Country Asia Pacific Free ex-Japan Index, which returned -4.79%. Returns are expressed in U.S. dollars. (Effective January 1, 2010, the Fund’s benchmark changed from the Blended Index to the MSCI All Country Asia Pacific Index.) On June 30, 2010, the closing price of the Fund’s shares on the New York Stock Exchange was $13.58, representing a 13.0% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•             Markets within the Asia Pacific region posted mixed returns over the six-month period ended June 30, 2010 as markets like Indonesia and Thailand rose more than 14% and 11%, respectively, while others like Australia, New Zealand and Taiwan each lost 15.6%, 14.2% and 12.8%, respectively.  The MSCI All Country Asia Pacific Index outperformed both developed markets (represented by the MSCI EAFE Index), which fell 13.2%, and global emerging markets (represented by MSCI Emerging Markets Index), which fell 6.2%.  Year to date through June, Japan performed relatively better than other markets, declining just 2.7%.

•             The Japanese market recovered from its laggard status in 2009 and rose 8.8% in the first three months of 2010.  The market responded positively to net investment inflows, a decline in corporate bond spreads and a significant increase in corporate profits and earnings estimates for the current year.  In addition, the Bank of Japan added another 10 trillion yen credit facility into the market, boosting credit easing in a bid to tackle deflation and help prevent further appreciation of the yen.  The cyclical sectors, where the portfolio has good representation, performed well backed by the strong global economic recovery.  The equity market rally took a breather in the second quarter as investors faced a number of headwinds that led to growing concerns over economic growth, including the sovereign debt crisis which began in Dubai but spread to Southern Europe.  The cyclical sectors that led the market in the first quarter declined as investors switched to defensive stocks.

•             Asia Pacific ex-Japan as a region outperformed developed markets but underperformed other emerging markets in the first quarter of 2010.  In January, China’s unexpected tightening led markets to consolidate on slowing growth concerns, even as Europe’s unfolding debt crisis led to increased volatility in some markets.  Sentiment improved toward the end of the first quarter as inflation across the region remained benign and macroeconomic data continued to point to healthy economic growth. However, in the second quarter, market participants remained reluctant to take risk due to concerns over a combination of factors including China’s property market, a slowdown in China’s infrastructure spending growth, continued pressures in European funding markets, and uncertainty about the impact of these developments on the real economy.  In general, currencies in the Asia Pacific ex-Japan region weakened against the U.S. dollar during this period.

•             The Bank of Japan, in its June 2010 Monthly Report of Recent Economic and Financial Developments, said that the country’s economy is likely to recover at a moderate pace.  The latest statistics point to a more favorable situation and prospect.  For instance, first quarter gross domestic product (GDP) grew faster than predicted, and the Cabinet Office almost doubled its forecast for annual growth for the fiscal year through next March from 1.4% to 2.6%.  The new Prime Minister, in his speech, pledged to focus on ending Japan’s two decades of stagnation by tackling long lasting deflation, anaemic growth rates and

Morgan Stanley Asia-Pacific Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

ballooning public debt. He stated that the mission of his government was to break through the impasse that has lasted nearly twenty years and restore Japan as a vigorous country.

•             In the first quarter of this year, the Japanese economy grew the fastest of all the G7 economies, and its recent business Tankan (confidence) survey showed a marked improvement.  We were optimistic that corporate profitability was rebounding more sharply than the market expected, but we have been astonished by the scale of the profit upgrades for many of our Japanese companies. Companies’ order books are coming in at much higher levels than we expected and the benefits of widespread cost cutting are feeding through very positively.  Moreover, there are signs that the capital expenditure cycle in Japan that has been lacking for years is finally lifting off the bottom.

•             Much is being written about China’s slowing growth but we remain comfortable that the government’s initiatives to withdraw last year’s stimulus measures and, in particular, dampen house inflation in the tier I cities will slow growth but only to healthy levels.  The most recent survey of small and medium enterprises (SMEs) in China by Credit Lyonnais Securities Asia was supportive of this view.

Management Strategies

•             Overall, for the six months ended June 30, 2010, country allocation contributed to alpha, though this was not sufficient to offset the negative impact of stock selection.  The Fund outperformed the Index in the first quarter of 2010 but underperformed the Index in the second quarter.

•             From a top-down perspective, the Fund’s relative overweight in Indonesia was a positive contributor.

•             From a bottom-up perspective, stock selection in Korea (where the Fund was overweight consumer discretionary and underweight materials) helped to support relative performance, but this was more than offset by negative stock selection in Japan, Australia, Taiwan and Indonesia.

•             The Japanese portion of the portfolio benefited from stock selection in materials, an overweight to information technology and an underweight to the energy sector.  The benefit was however negated by an underweight to utilities, stock selection and an underweight to financials and stock selection in industrials, which were the key detractors during the first six months of the year.

•             In the rest of Asia, active stock positions in Australia (overweight media, construction and engineering, consumer discretionary), Indonesia (overweight soft commodities and telecom services) and Taiwan (overweight electronic component manufacturers) detracted from relative returns.

•             The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices: Japan Net and All Country Asia Pacific Free ex-Japan Net (together the “Blended Index”), with each index weighted equally.  Effective January 1, 2010, the Fund’s benchmark changed from the Blended Index to the MSCI All Country Asia Pacific Index.

Sincerely,

Randy Takian
President and Principal Executive Officer	July 2010

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The Adviser and Sub-Advisers together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the management fee was higher than its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that (i) the Fund’s performance was competitive with its peer group average, (ii) the Fund’s management fee, although higher than its peer group average, was acceptable given the quality and nature of services provided, and (iii) the Fund’s total expense ratio was competitive with its peer group average.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Investment Advisory Agreement Approval (cont’d)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
COMMON STOCKS (96.8%)
Australia (9.6%)
Airlines (0.3%)
Qantas Airways Ltd. (a)	755,943	$1,388

Biotechnology (0.5%)
CSL Ltd.	82,195	2,242

Capital Markets (0.8%)
Macquarie Group Ltd.	131,684	4,053

Chemicals (0.6%)
Incitec Pivot Ltd.	1,180,357	2,676

Commercial Banks (2.2%)
Australia & New Zealand Banking Group Ltd.	158,154	2,839
National Australia Bank Ltd.	218,452	4,220
Westpac Banking Corp.	192,164	3,393
		10,452
Construction & Engineering (1.0%)
Boart Longyear Group (a)	2,068,449	4,872

Distributors (0.4%)
Pacific Brands Ltd. (a)	2,587,456	1,906

Industrial Conglomerates (0.4%)
CSR Ltd.	1,376,752	1,931

Insurance (1.0%)
QBE Insurance Group Ltd.	327,625	4,986

Media (0.6%)
Fairfax Media Ltd.	2,838,067	3,115

Metals & Mining (0.8%)
Aquarius Platinum Ltd.	821,800	4,017

Oil, Gas & Consumable Fuels (0.4%)
Centennial Coal Co., Ltd.	547,406	2,026

Textiles, Apparel & Luxury Goods (0.6%)
Billabong International Ltd.	401,768	2,926
		46,590
China (14.4%)
Automobiles (0.4%)
Dongfeng Motor Group Co., Ltd., Class H	1,817,000	2,068

Beverages (0.1%)
Tsingtao Brewery Co., Ltd., Class H	132,000	617

Commercial Banks (3.2%)
Bank of China Ltd., Class H	4,240,900	2,139
China Citic Bank Corp. Ltd., Class H	3,533,000	2,228
China Construction Bank Corp., Class H	9,717,000	7,820
Industrial & Commercial Bank of China, Class H	4,667,000	3,389
		15,576
Diversified Telecommunication Services (1.0%)
China Telecom Corp. Ltd., Class H	5,928,000	2,830
China Unicom Hong Kong Ltd.	1,252,000	1,674
		4,504
Energy Equipment & Services (0.2%)
China Oilfield Services Ltd., Class H	808,000	945

Food Products (0.3%)
Want Want China Holdings Ltd.	1,736,000	1,462

Independent Power Producers & Energy Traders (0.7%)
China Resources Power Holdings Co., Ltd.	1,455,400	3,297

Industrial Conglomerates (0.9%)
Beijing Enterprises Holdings Ltd.	266,500	1,731
Shanghai Industrial Holdings Ltd.	678,000	2,685
		4,416
Insurance (2.4%)
China Life Insurance Co., Ltd., Class H	1,268,000	5,570
China Pacific Insurance Group Co., Ltd., Class H	585,800	2,310
Ping An Insurance Group Co. of China Ltd., Class H	475,000	3,829
		11,709
Internet Software & Services (0.0%)
Tencent Holdings Ltd.	8,500	140

Machinery (0.1%)
Sany Heavy Equipment International Holdings Co., Ltd.	343,000	377

Metals & Mining (0.4%)
China Zhongwang Holdings Ltd.	1,356,000	856
Fushan International Energy Group Ltd.	2,176,000	1,223
		2,079

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
China (cont’d)
Oil, Gas & Consumable Fuels (1.6%)
China Coal Energy Co.	1,480,000	$1,856
China Petroleum & Chemical Corp., Class H	6,106,000	4,928
PetroChina Co., Ltd., Class H	686,000	757
		7,541
Personal Products (0.2%)
Hengan International Group Co., Ltd.	92,000	742

Real Estate Management & Development (0.2%)
Sino-Ocean Land Holdings Ltd.	1,322,500	951

Specialty Retail (1.6%)
Belle International Holdings Ltd.	2,196,000	3,113
GOME Electrical Appliances Holdings Ltd. (a)	15,662,340	4,732
		7,845
Textiles, Apparel & Luxury Goods (0.2%)
China Dongxiang Group Co.	1,488,400	990

Wireless Telecommunication Services (0.9%)
China Mobile Ltd.	435,500	4,341
		69,600
Hong Kong (4.3%)
Commercial Banks (0.6%)
BOC Hong Kong Holdings Ltd.	1,085,000	2,466
Hang Seng Bank Ltd.	50,000	668
		3,134
Distributors (0.4%)
Li & Fung Ltd.	496,000	2,220

Diversified Financial Services (0.3%)
Hong Kong Exchanges and Clearing Ltd.	84,100	1,311

Electric Utilities (0.2%)
Cheung Kong Infrastructure Holdings Ltd.	114,000	422
CLP Holdings Ltd.	61,500	445
		867
Gas Utilities (0.2%)
Hong Kong & China Gas Co., Ltd.	385,000	952

Industrial Conglomerates (0.3%)
Hutchison Whampoa Ltd.	238,000	1,470

Real Estate Management & Development (1.9%)
Cheung Kong Holdings Ltd.	117,000	1,345
Hongkong Land Holdings Ltd.	385,000	1,903
Kerry Properties Ltd.	69,500	298
New World Development Ltd.	1,034,800	1,672
Wharf Holdings Ltd.	786,187	3,806
		9,024
Specialty Retail (0.4%)
Esprit Holdings Ltd.	333,745	1,800
		20,778
India (1.7%)
Commercial Banks (0.5%)
Yes Bank Ltd.	458,300	2,623

Machinery (0.5%)
Tata Motors Ltd.	152,427	2,536

Pharmaceuticals (0.7%)
Dr. Reddy’s Laboratories Ltd.	101,209	3,134
		8,293
Indonesia (6.3%)
Automobiles (1.0%)
Astra International Tbk PT	930,500	4,898

Commercial Banks (1.4%)
Bank Central Asia Tbk PT	4,267,500	2,758
Bank Rakyat Indonesia	4,099,500	4,141
		6,899
Diversified Telecommunication Services (0.8%)
Telekomunikasi Indonesia Tbk PT	4,701,500	3,963

Food Products (0.9%)
Golden Agri-Resources Ltd.	3,347,000	1,253
Indofood Agri Resources Ltd. (a)	1,221,000	1,824
Indofood Sukses Makmur Tbk PT	3,003,000	1,356
		4,433
Gas Utilities (0.4%)
Perusahaan Gas Negara PT	4,021,000	1,700

Oil, Gas & Consumable Fuels (0.9%)
Bumi Resources Tbk PT	10,829,500	2,213
Straits Asia Resources Ltd.	1,694,000	2,391
		4,604
Pharmaceuticals (0.3%)
Kalbe Farma Tbk PT	5,868,000	1,347

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Indonesia (cont’d)
Real Estate Management & Development (0.3%)
Bumi Serpong Damai PT	16,647,500	$1,308

Wireless Telecommunication Services (0.3%)
Indosat Tbk PT	2,277,000	1,228
		30,380
Japan (41.8%)
Automobiles (3.5%)
Nissan Motor Co., Ltd. (a)	688,500	4,773
Suzuki Motor Corp.	154,400	3,031
Toyota Motor Corp.	109,600	3,769
Yamaha Motor Co., Ltd. (a)	402,000	5,306
		16,879
Building Products (1.4%)
Nippon Sheet Glass Co., Ltd.	1,681,000	4,093
Sanwa Holdings Corp.	880,000	2,653
		6,746
Capital Markets (1.2%)
Daiwa Securities Group, Inc.	1,435,000	6,037

Chemicals (3.6%)
JSR Corp.	140,500	2,356
Kaneka Corp.	829,000	4,807
Mitsubishi Chemical Holdings Corp.	1,395,500	6,355
Shin-Etsu Polymer Co., Ltd.	279,700	1,650
Teijin Ltd.	815,000	2,420
		17,588
Commercial Banks (4.0%)
Chuo Mitsui Trust Holdings, Inc.	2,064,000	7,269
Sumitomo Mitsui Financial Group, Inc.	239,500	6,761
Sumitomo Trust & Banking Co., Ltd. (The)	1,093,000	5,560
		19,590
Computers & Peripherals (1.1%)
Fujitsu Ltd.	382,000	2,400
NEC Corp.	1,206,000	3,113
		5,513
Construction & Engineering (0.4%)
Obayashi Corp.	436,000	1,721

Construction Materials (2.9%)
Sumitomo Osaka Cement Co., Ltd.	4,100,000	7,816
Taiheiyo Cement Corp. (a)	4,902,000	6,187
		14,003
Consumer Finance (0.8%)
Hitachi Capital Corp.	278,000	3,685

Diversified Financial Services (0.8%)
Japan Securities Finance Co., Ltd.	652,800	3,662

Diversified Telecommunication Services (1.6%)
Nippon Telegraph & Telephone Corp.	186,900	7,631

Electronic Equipment, Instruments & Components (1.0%)
Hitachi High-Technologies Corp.	186,200	3,427
Mitsumi Electric Co., Ltd.	91,500	1,557
		4,984
Household Durables (4.1%)
Casio Computer Co., Ltd.	335,000	2,007
Panasonic Corp.	271,800	3,394
Sekisui Chemical Co., Ltd.	739,000	4,611
Sekisui House Ltd.	508,000	4,355
Sony Corp.	203,600	5,419
		19,786
Machinery (3.9%)
Amada Co., Ltd.	243,000	1,596
Daifuku Co., Ltd.	1,044,000	6,396
Fuji Machine Manufacturing Co., Ltd.	199,600	3,622
Minebea Co., Ltd.	218,000	1,202
Tsubakimoto Chain Co.	795,000	3,193
Union Tool Co.	118,300	3,008
		19,017
Marine (1.1%)
Mitsui OSK Lines Ltd.	775,000	5,114

Metals & Mining (1.4%)
Mitsui Mining & Smelting Co., Ltd.	1,265,000	3,350
Nippon Steel Corp.	1,038,000	3,441
		6,791
Office Electronics (1.7%)
Canon, Inc.	88,200	3,288
Ricoh Co., Ltd.	409,000	5,198
		8,486
Pharmaceuticals (0.4%)
Ono Pharmaceutical Co., Ltd.	44,700	1,816

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Japan (cont’d)
Real Estate Management & Development (2.6%)
Daibiru Corp.	272,700	$2,055
Mitsubishi Estate Co., Ltd.	470,000	6,526
Mitsui Fudosan Co., Ltd.	298,000	4,166
		12,747
Road & Rail (1.0%)
East Japan Railway Co.	73,100	4,873

Semiconductors & Semiconductor Equipment (2.8%)
Axell Corp.	57,500	1,908
Dainippon Screen Manufacturing Co., Ltd. (a)	1,226,000	5,563
Rohm Co., Ltd.	103,000	6,152
		13,623
Trading Companies & Distributors (0.5%)
Mitsubishi Corp.	109,500	2,282
		202,574
Korea, Republic of (8.5%)
Auto Components (0.1%)
Hyundai Mobis	3,954	662

Automobiles (0.6%)
Hyundai Motor Co.	5,727	671
Kia Motors Corp.	80,457	2,135
		2,806
Chemicals (0.9%)
LG Chem Ltd.	6,954	1,748
OCI Co., Ltd.	11,907	2,401
SSCP Co., Ltd. (a)	71,730	425
		4,574
Commercial Banks (1.0%)
KB Financial Group, Inc.	22,511	859
Shinhan Financial Group Co., Ltd.	74,226	2,734
Woori Finance Holdings Co., Ltd.	91,920	1,083
		4,676
Construction & Engineering (0.4%)
Hyundai Engineering & Construction Co., Ltd.	43,360	1,995

Diversified Telecommunication Services (0.5%)
KT Corp.	43,260	1,590
KT Corp. ADR	34,400	660
LG Telecom Ltd.	15,454	96
		2,346
Electronic Equipment, Instruments & Components (0.6%)
LG Display Co., Ltd.	77,420	2,571
LG Display Co., Ltd. ADR	21,600	348
		2,919
Food & Staples Retailing (0.5%)
Shinsegae Co., Ltd.	5,470	2,361

Household Durables (0.4%)
Woongjin Coway Co., Ltd.	65,910	2,203

Insurance (0.3%)
Samsung Fire & Marine Insurance Co., Ltd.	548	87
Samsung Life Insurance Co., Ltd.	13,880	1,175
		1,262
Internet Software & Services (0.5%)
NHN Corp. (a)	633	94
SK C&C Co., Ltd.	36,300	2,469
		2,563
Media (0.2%)
Cheil Worldwide, Inc.	107,500	1,124

Metals & Mining (0.3%)
POSCO	3,603	1,367

Personal Products (0.0%)
Amorepacific Corp.	22	19

Semiconductors & Semiconductor Equipment (2.2%)
Hynix Semiconductor, Inc. (a)	59,160	1,200
Samsung Electronics Co., Ltd.	12,233	7,681
Samsung Electronics Co., Ltd. (Preference)	3,924	1,673
		10,554
		41,431
Malaysia (1.1%)
Commercial Banks (0.6%)
CIMB Group Holdings Bhd	1,328,400	2,861

Construction & Engineering (0.2%)
IJM Corp. BHD	682,150	1,033

Diversified Financial Services (0.3%)
AMMB Holdings Bhd	1,056,200	1,620
		5,514

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
Namibia (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Paladin Energy Ltd. (a)	1,953,318	$5,836

Philippines (0.9%)
Diversified Financial Services (0.9%)
Ayala Corp.	579,668	4,048
Metro Pacific Investments Corp. (a)	9,229,000	545
		4,593
Singapore (0.9%)
Commercial Banks (0.6%)
DBS Group Holdings Ltd.	178,000	1,726
United Overseas Bank Ltd.	81,500	1,132
		2,858
Diversified Financial Services (0.0%)
K-Green Trust (a)	22,200	17

Industrial Conglomerates (0.1%)
Keppel Corp. Ltd.	111,000	669

Real Estate Management & Development (0.2%)
CapitaLand Ltd.	324,000	826
		4,370
Taiwan (5.6%)
Capital Markets (0.2%)
Yuanta Financial Holding Co., Ltd.	2,028,000	1,082

Chemicals (0.1%)
Taiwan Fertilizer Co., Ltd.	172,000	451

Communications Equipment (0.2%)
HTC Corp.	71,430	948

Computers & Peripherals (1.0%)
Acer, Inc.	894,067	2,073
Asustek Computer, Inc.	132,000	974
Lite-On Technology Corp.	1,046,000	1,144
Wistron Corp.	427,230	627
		4,818
Diversified Financial Services (0.5%)
Fubon Financial Holding Co., Ltd. (a)	2,001,000	2,222

Electronic Equipment, Instruments & Components (1.6%)
AU Optronics Corp.	2,331,970	2,076
Hon Hai Precision Industry Co., Ltd. (a)	1,682,062	5,907
		7,983
Food Products (0.4%)
Uni-President Enterprises Corp.	1,739,000	1,915

Insurance (0.5%)
Cathay Financial Holding Co., Ltd. (a)	1,579,350	2,335

Metals & Mining (0.3%)
China Steel Corp.	1,648,000	1,517

Semiconductors & Semiconductor Equipment (0.8%)
Siliconware Precision Industries Co.	649,000	702
Taiwan Semiconductor Manufacturing Co., Ltd.	1,584,592	2,963
		3,665
		26,936
Thailand (0.5%)
Oil, Gas & Consumable Fuels (0.3%)
Banpu PCL	74,500	1,389

Wireless Telecommunication Services (0.2%)
Total Access Communication PCL NVDR	796,000	900
		2,289
TOTAL COMMON STOCKS (Cost $488,363)		469,184

INVESTMENT COMPANY (1.8%)
India (1.8%)
Diversified Financial Services (1.8%)
Morgan Stanley Growth Fund (a)(b) (Cost $1,254)	6,860,401	8,846

	No. of
	Warrants
WARRANTS (0.0%)
Malaysia (0.0%)
Construction & Engineering (0.0%)
IJM Corp. Bhd, expires 10/24/14 (Cost $5) (a)	68,215	23

SHORT-TERM INVESTMENT (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (b) (Cost $5,081)	5,081,274	5,081
TOTAL INVESTMENTS (99.7%) (Cost $494,703) (c)		483,134
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)		1,640
NET ASSETS (100.0%)		$484,774

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

(b)		See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(c)

The approximate market value and percentage of total investments, $466,983,000 and 96.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADRL	—	American Depositary Receipt
NVDRL	—	Non-Voting Depositary Receipt

Foreign Currency Exchange Contracts Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
HKD	50	$6	7/2/10	USD	6	$6	—	@
		$6				$6	$—

HKD	—	Hong Kong Dollar
USD	—	United States Dollar
@		Value is less than $500.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs	Total
Investment Type	(000)	(000)	(000)	(000)
Assets:
Common Stocks
Airlines	$—	$1,388	$—	$1,388
Auto Components	—	662	—	662
Automobiles	—	26,651	—	26,651
Beverages	—	617	—	617
Biotechnology	—	2,242	—	2,242
Building Products	—	6,746	—	6,746
Capital Markets	—	11,171	—	11,171
Chemicals	—	25,289	—	25,289
Commercial Banks	—	68,670	—	68,670
Communications Equipment	—	948	—	948
Computers & Peripherals	—	10,331	—	10,331
Construction & Engineering	—	9,621	—	9,621
Construction Materials	—	14,003	—	14,003
Consumer Finance	—	3,685	—	3,685
Distributors	—	4,127	—	4,127
Diversified Financial Services	17	13,408	—	13,425
Diversified Telecommunication Services	660	17,784	—	18,444
Electric Utilities	—	867	—	867
Electronic Equipment, Instruments & Components	348	15,538	—	15,886
Energy Equipment & Services	—	945	—	945
Food & Staples Retailing	—	2,361	—	2,361
Food Products	—	7,810	—	7,810
Gas Utilities	—	2,652	—	2,652
Household Durables	—	21,990	—	21,990
Independent Power Producers & Energy Traders	—	3,297	—	3,297
Industrial Conglomerates	—	8,485	—	8,485
Insurance	1,176	19,116	—	20,292
Internet Software & Services	—	2,703	—	2,703

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

Fair Value Measurement Information: (cont’d)

		Level 2
		Other		Level 3
	Level 1	significant		Significant
	Quoted	observable		unobservable
	prices	inputs		inputs	Total
Investment Type	(000)	(000)		(000)	(000)
Machinery	$—	$21,930		$—	$21,930
Marine	—	5,115		—	5,115
Media	—	4,239		—	4,239
Metals & Mining	—	15,771		—	15,771
Office Electronics	—	8,486		—	8,486
Oil, Gas & Consumable Fuels	—	21,396		—	21,396
Personal Products	—	761		—	761
Pharmaceuticals	—	6,297		—	6,297
Real Estate Management & Development	—	24,855		—	24,855
Road & Rail	—	4,873		—	4,873
Semiconductors & Semiconductor Equipment	—	27,842		—	27,842
Specialty Retail	—	9,645		—	9,645
Textiles, Apparel & Luxury Goods	—	3,916		—	3,916
Trading Companies & Distributors	—	2,282		—	2,282
Wireless Telecommunication Services	—	6,468		—	6,468
Total Common Stocks	2,201	466,983		—	469,184
Investment Company
Diversified Financial Services	8,846	—		—	8,846
Warrants
Construction & Engineering	23	—		—	23
Short-Term Investments
Investment Company	5,081	—		—	5,081
Total Assets	16,151	466,983		—	483,134
Liabilities:
Foreign Currency Exchange Contracts	—	—	@	—	—	@
Total	$16,151	$466,983		$—	$483,134

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of June 30, 2010, the Fund did not have any significant investments transfer between valuation levels.

Portfolio Composition

Percentage of
Classification	Total Investments
Commercial Banks	14.2%
Semiconductors & Semiconductor Equipment	5.8
Automobiles	5.5
Chemicals	5.2
Real Estate Management & Development	5.2
Other*	64.1
Total Investments	100.0%

*                 Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010

Financial Statements

Statement of Assets and Liabilities

June 30, 2010
(unaudited)
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $488,368)	$469,207
Investments in Securities of Affiliated Issuer, at Value (Cost $6,335)	13,927
Total Investments in Securities, at Value (Cost $494,703)	483,134
Cash	632
Dividends Receivable	2,729
Receivable for Investments Sold	42
Receivable from Affiliate	1
Other Assets	67
Total Assets	486,605
Liabilities:
Repurchase of Shares	828
Payable for Investment Advisory Fees	392
Payable for Investments Purchased	159
Deferred Capital Gain Country Tax	131
Payable for Custodian Fees	111
Payable for Professional Fees	80
Bank Overdraft	43
Payable for Transfer Agent Fees	30
Payable for Administration Fees	29
Payable for Directors’ Fees and Expenses	4
Unrealized Depreciation on Foreign Currency Exchange Contracts	— @
Other Liabilities	24
Total Liabilities	1,831
Net Assets
Applicable to 31,079,298 Issued and Outstanding $0.01 Par Value Shares (200,000,000 Shares Authorized)	$484,774
Net Asset Value Per Share	$15.60
Net Assets Consist of:
Common Stock	$311
Paid-in-Capital	510,721
Distributions in Excess of Net Investment Income	(4,686)
Accumulated Net Realized Loss	(9,920)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $131 in Deferred Capital Gain Country Tax)	(19,292)
Investments in Affiliates	7,592
Foreign Currency Exchange Contracts and Translations	48
Net Assets	$484,774

@ Amount is less than $500.

14	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010

Financial Statements (cont’d)

Statement of Operations

Six Months Ended
June 30, 2010
(unaudited)
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $442 of Foreign Taxes Withheld)	$5,591
Dividends from Security of Affiliated Issuer	2
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	5,593
Expenses:
Investment Advisory Fees (Note B)	2,686
Custodian Fees (Note D)	172
Professional Fees	119
Administration Fees (Note C)	215
Stockholder Reporting Expenses	29
Stockholder Servicing Agent Fees	22
Directors’ Fees and Expenses	6
Other Expenses	10
Total Expenses	3,259
Waiver of Administration Fees (Note C)	(138)
Rebate from Morgan Stanley Affiliate (Note F)	(51)
Net Expenses	3,070
Net Investment Income	2,523
Realized Gain (Loss):
Investments Sold	34,948
Foreign Currency Exchange Contracts	(220)
Foreign Currency Transactions	253
Net Realized Gain	34,981
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax Accruals of $131)	(77,123)
Investments in Affiliates	392
Foreign Currency Exchange Contracts	25
Foreign Currency Translations	34
Net Change in Unrealized Appreciation (Depreciation)	(76,672)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(41,691)
Net Decrease in Net Assets Resulting from Operations	$(39,168)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	15

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2010	December 31,
	(unaudited)	2009
	(000)	(000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,523	$4,430
Net Realized Gain (Loss)	34,981	(19,601)
Net Change in Unrealized Appreciation (Depreciation)	(76,672)	162,158
Net Increase (Decrease) in Net Assets Resulting from Operations	(39,168)	146,987
Distributions from and/or in Excess of:
Net Investment Income	—	(8,554)
Capital Share Transactions:
Repurchase of Shares (1,770,345 and 133,700 shares)	(25,848)	(1,230)
Total Increase (Decrease)	(65,016)	137,203
Net Assets:
Beginning of Period	549,790	412,587
End of Period (Including Distributions in Excess of Net Investment Income of $(4,686) and $(7,208))	$484,774	$549,790

16	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010

Financial Highlights

Selected Per Share Data and Ratios

	Six Months
	Ended June 30,		Year Ended December 31,
	2010 (unaudited)		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.74		$12.51	$23.80	$20.92	$17.33	$14.58
Net Investment Income †	0.08		0.13	0.26	0.15	0.13	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(1.30)		4.36	(9.84)	5.15	3.69	2.81
Total from Investment Operations	(1.22)		4.49	(9.58)	5.30	3.82	2.92
Distributions from and/or in excess of:
Net Investment Income	—		(0.26)	0.00 ‡	(0.46)	(0.24)	(0.18)
Net Realized Gain	—		—	(1.76)	(2.04)	—	—
Total Distributions	—		(0.26)	(1.76)	(2.50)	(0.24)	(0.18)
Anti-Dilutive Effect of Share Repurchase Program	0.08		0.00 ‡	0.05	0.08	0.01	0.01
Net Asset Value, End of Period	$15.60		$16.74	$12.51	$23.80	$20.92	$17.33
Per Share Market Value, End of Period	$13.58		$14.65	$10.71	$20.14	$19.11	$15.53
TOTAL INVESTEMENT RETURN:
Market Value	(7.30	)%#	39.12%	(39.02)%	18.62%	24.62%	22.58%
Net Asset Value(1)	(6.81	)%#	36.10%	(39.72)%	28.11%	22.27%	20.11%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$484,774		$549,790	$412,587	$808,552	$737,472	$615,838
Ratio of Expenses to Average Net Assets(2)	1.14	%*+	1.12%+	1.16%+	1.13%+	1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets(2)	0.94	%*+	0.95%+	1.37%+	0.63%+	0.69%	0.73%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*	0.01%	0.01%	0.00%§	N/A	N/A
Portfolio Turnover Rate	38	%#	33%	47%	48%	43%	28%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived:
Ratio of Expenses to Average Net Assets	1.21	%*+	1.17%+	1.21%+	1.18%+	1.21%	1.22%
Ratio of Net Investment Income to Average Net Assets	0.87	%*+	0.90%+	1.32%+	0.58%+	0.64%	0.68%

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	The per share amounts were computed using an average number of shares outstanding during the period.
‡	Amount is less than $0.005 per share.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.
#	Not annualized.
*	Annualized.

The accompanying notes are an integral part of the financial statements.	17

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements

The Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) was incorporated in Maryland on February 28, 1994, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Asian-Pacific issuers and in debt securities issued or guaranteed by Asian Pacific governments or governmental entities, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.            Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determine such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

• investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.            Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser and/or Sub-Advisor seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of non-performance by the obligor on

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161). ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2010.

Foreign
Currency
	Statement of	Exchange
	Assets and	Contracts
Primary Risk Exposure	Liabilities	(000)
Liabilities:
Foreign Currency Contracts Risk	Payables	—	@

@ Amount is less than $500.

The following tables set forth by primary risk exposure the Fund’s change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2010 in accordance with ASC 815.

Realized Gain (Loss)
	Derivative	Value
Primary Risk Exposure	Type	(000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(220)

Change in Unrealized Appreciation (Depreciation)
	Derivative	Value
Primary Risk Exposure	Type	(000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$25

4.              Security Lending: The Fund is authorized to lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. As of June 30, 2010, there were no securities out on loan.

5.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

6.              Other:  Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.            Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited (together, the “Sub-Advisers”), each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.            Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

any time. For the six months ended June 30, 2010, approximately $138,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. Prior to May 24, 2010, JPMorgan Investor Services Co. (JPMIS) provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

D.            Custodian Fees: State Street Bank and Trust Company (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 24, 2010 JPMorgan Chase Bank served as Custodian for the Fund in accordance with a custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “Expense Offset” in the Statement of Operations.

E.              Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions		2008 Distributions
Paid From:		Paid From:
(000)		(000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$8,554	$—	$1	$58,220

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions distribution in excess and foreign taxes paid on capital gains resulted in the following reclassifications among the components of net assets at December 31, 2009:

Increase (Decrease)
Undistributed
(Distributions in
Excess of)	Accumulated
Net Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$105	$(80)	$(25)

At December 31, 2009, the Fund had no distributable earnings on a tax basis.

At June 30, 2010, the U.S. Federal income tax cost basis of investments was approximately $494,703,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $11,569,000 of which $52,257,000 related to appreciated securities and $63,826,000 related to depreciated securities.

At December 31, 2009, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $42,176,000 to offset against future capital gains which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.              Security Transactions and Transactions with Affiliates:

The Fund invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the six months ended June 30, 2010, advisory fees paid were reduced by approximately $42,000 relating to the Fund’s investment in the Morgan Stanley Growth Fund. The Morgan Stanley Growth Fund has a cost basis of approximately $1,254,000.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2010 is as follows:

Market				Market
Value				Value
December 31,	Purchases	Sales	Dividend	June 30,
2009	at Cost	Proceeds	Income	2010
(000)	(000)	(000)	(000)	(000)
$8,454	$—	$—	$—	$8,846

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the year ended June 30, 2010, advisory fees paid were reduced by approximately $9,000 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2010 is as follows:

Market				Market
Value				Value
December 31,	Purchases	Sales	Dividend	June 30,
2009	at Cost	Proceeds	Income	2010
(000)	(000)	(000)	(000)	(000)
$8,353	$41,710	$44,982	$2	$5,081

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

During the six months ended June 30, 2010, the Fund made purchases and sales totaling approximately $200,852,000 and $228,207,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of Long-term U.S. Government securities.

During the six months ended June 30, 2010, the Fund incurred approximately $45,000 and $8,000 in brokerage commissions with Morgan Stanley & Co. Incorporated and Citigroup Inc., respectively, affiliated broker/dealers.

G.            Other: On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. At a meeting held on June 18-19, 2009, the Board of Directors approved removing a restriction that limited the amount of shares that the Fund could repurchase to 25% of net assets. During the six months ended June 30, 2010, the Fund repurchased 1,770,345 of its shares at an average discount of 13.37% from net asset value per share. Since the inception of the program, the Fund has repurchased 19,341,078 of its shares at an average discount of 18.02% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

H.            Supplemental Proxy Information (unaudited): On June 16, 2010, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Frank L. Bowman	22,293,974	4,543,253
James F. Higgins	22,284,075	4,553,152
Manuel H. Johnson	22,296,409	4,540,818

To consider and act upon a stockholder proposal recommending that the Board of Directors take the steps necessary to adopt an interval fund structure.

For	Against	Abstain	Broker Non-Votes
14,215,158	4,510,029	125,563	7,986,476

I.                 Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), management has evaluated the possibility of subsequent events existing in the Fund’s financial statements.

J.              Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims of losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity and International Small Cap teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are James Cheng, a Managing Director of Morgan Stanley Investment Management Company (“MSIM Company”), a sub-adviser to the Fund, and Arthur Pollock, an Executive Director of Morgan Stanley Investment Management Limited (“MSIM Ltd.”), a sub-adviser to the Fund.

Mr. Cheng has been associated with MSIM Company in an investment management capacity since July 2006 and began managing the Fund in July 2006. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Pollock has been associated with MSIM Ltd in an investment management capacity since June 1999 and began managing the Fund in May 2010.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1(800) 231-2608

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.              What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•                  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you.  Please consult the Terms of Use of these sites for more details on our use of cookies.

2.              When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.              How Do We Protect The Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.              How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies<\#209>such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.              How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.              How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•             Calling us at (800) 231-2608

Monday–Friday between 9a.m. and 6p.m. (EST)

•             Writing to us at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Morgan Stanley Asia-Pacific Fund, Inc.

June 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

©2010 Morgan Stanley

Morgan Stanley Asia-Pacific Fund, Inc.

Directors
Michael E. Nugent	Stefanie V. Chang Yu
Vice President
Frank L. Bowman
Francis J. Smith
Michael Bozic	Treasurer and Principal Financial Officer

Kathleen A. Dennis	Mary Ann Picciotto
Chief Compliance Officer
James F. Higgins
Mary E. Mullin
Dr. Manuel H. Johnson	Secretary

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Randy Takian

President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2010 Morgan Stanley

CEAPFSAN

IU10-03060P-Y06/10

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 1 - June 30-2010	1,770,345	16.24	N/A	N/A
Total	1,770,345	16.24	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Asia Pacific Fund Inc

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
August 17, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2010